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                                                                   Exhibit 10(a)


                            THE LAMSON & SESSIONS CO.
            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This Fifth Amendment to the Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of July 29, 2003, among The Lamson & Sessions Co., an Ohio corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.

                             PRELIMINARY STATEMENTS

     A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 15, 2000 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower and the Lenders have agreed to add an Excess Cash Flow prepayment provision, amend certain financial covenants and related definitions, and amend certain other provisions of the Credit Agreement, in each case under the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

     1.1. Clause (iv) of Section 1.10(b) of the Credit Agreement (Prepayment; Mandatory) shall be renumbered clause (v), and a new clause (iv) shall be inserted into Section 1.10(b) of the Credit Agreement between clause (iii) and amended clause (v) of the Credit Agreement which shall read as follows:

          (iv) On April 15th of each year, beginning April 15, 2004, the Borrower shall prepay the Term Loans by an amount equal to 50% of Excess Cash Flow of Borrower and its Subsidiaries for the most recently completed fiscal year of the Borrower.


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     1.2. Section 5.1 of the Credit Agreement (Definitions) shall be amended by adding the following definition of Excess Cash Flow in appropriate alphabetical order which read as follows:

          "Excess Cash Flow" means, with respect to any period, the amount (if any) by which (a) EBITDA (but determined for such purposes without giving effect to any extraordinary gains or losses) during such period exceeds (b) the sum of (i) Interest Expense payable in cash during such period, plus
     (ii) federal, state and local income taxes payable in cash during such period, plus (iii) the aggregate amount of payments of the Term Loans required to be made by the Borrower and its Subsidiaries during such period in respect of all principal on all Indebtedness of Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made under the Revolving Credit and excluding mandatory prepayments of the Term Loans required to be made in respect of Excess Cash Flow under Section 1.9(b) hereof), plus (iv) the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such period to the extent permitted by this Agreement and not financed with proceeds of Indebtedness for Borrowed Money, plus (iv) cash payments made during such period with respect to the Borrower's and its Subsidiaries' Plans and retiree medical plan expenses.

     1.3. The definition of "EBITDA" appearing in Section 5.1 of the Credit Agreement (Definitions) shall be amended and restated in its entirety to read as follows:

          "EBITDA" means, with respect to any period, Net Income for such period plus (A) all amounts deducted in arriving at such Net Income in respect of
     (a) Interest Expense, plus (b) federal, state, local, and foreign income taxes for such period, plus (c) amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period, plus (d) any charges to Net Income during such period which are non-cash, non-recurring expenses arising from the rationalization of the Borrower's facilities, product lines or personnel, up to a maximum amount equal to 10% of Net Worth at the end of such period, plus (e) any charges to Net Income during such period (up to $15,000,000 in the aggregate during the term of this Agreement, including any such charges accrued prior to the Effective
     Date) associated with the Intermatic Litigation, plus (f) any non-cash expenses incurred with respect to its Plans during such period, plus (g) any cash expenses incurred with respect to its Plans during such period up to a maximum amount of $500,000, plus (h) any cash or non-cash expenses incurred with respect to its retiree medical plans


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     during such period up to a maximum amount of $500,000, plus (i) for the fiscal quarter ending September 30, 2003, one-time amendment fees up to $328,000 in the aggregate payable hereunder, minus (B) the sum of any recapture, recoveries, or other credits to Net Income during such period associated with respect to (a) the Intermatic Litigation, (b) its Plans, and (c) its retiree medical plans. In the event that any non-cash charge is excluded from the computation of EBITDA for a given period pursuant to clause (d) above but the circumstances giving rise to such charge have a cash impact in a subsequent period which would have reduced EBITDA but for the charge in the prior period, such impact shall be taken into account in computing EBITDA in the period when such impact occurs.

     1.4. Section 8.22 of the Credit Agreement (Total Funded Debt/EBITDA Ratio) shall be amended and restated in its entirety to read as follows:

          Section 8.22. Total Funded Debt/EBITDA Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower specified below, permit the Total Funded Debt/EBITDA Ratio to be more than:


                                                       TOTAL FUNDED
                                                     DEBT/EBITDA RATIO
     FISCAL QUARTER ENDING ON OR ABOUT:           SHALL NOT BE MORE THAN:

               June 30, 2003                            3.75 to 1.0
             September 30, 2003                         3.75 to 1.0
             December 31, 2003                          3.75 to 1.0
               March 31, 2004                           3.75 to 1.0
               June 30, 2004                            3.25 to 1.0
             September 30, 2004                         3.25 to 1.0
     December 31, 2004, and each fiscal                 2.75 to 1.0
         quarter ending thereafter

     1.5. Section 8.23 of the Credit Agreement (Interest Coverage Ratio) shall be amended and restated in its entirety to read as follows:

          Section 8.23. Interest Coverage Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower specified below, permit the ratio of (a) EBITDA for the four fiscal quarters of the Borrower then ended to (b) Interest Expense for the same four fiscal quarters then ended to be less than:


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                                               INTEREST COVERAGE RATIO SHALL
     FISCAL QUARTER ENDING ON OR ABOUT:               NOT BE LESS THAN:

               June 30, 2003                            3.00 to 1.0
            September 30, 2003                          3.00 to 1.0
            December 31, 2003                           3.00 to 1.0
               March 31, 2004                           3.00 to 1.0
               June 30, 2004                            3.50 to 1.0
            September 30, 2004                          3.50 to 1.0
     December 31, 2004, and each fiscal                 4.00 to 1.0
         quarter ending thereafter

     1.6. Section 8.27 of the Credit Agreement (Minimum EBITDA) shall be amended and restated in its entirety to read as follows:

          Section 8.27. Minimum EBITDA. As of the last day of each fiscal quarter of the Borrower specified below, the Borrower shall not permit EBITDA for the four fiscal quarters of the Borrower then ended to be less than:

                                                  EBITDA FOR FOUR FISCAL
                                               QUARTERS THEN ENDED SHALL NOT
     FISCAL QUARTER ENDING ON OR ABOUT:                 BE LESS THAN

               June 30, 2003                            $28,000,000
            September 30, 2003                          $28,000,000
             December 31, 2003                          $28,000,000
               March 31, 2004                           $28,000,000
               June 30, 2004                            $30,000,000
            September 30, 2004                          $30,000,000
     December 31, 2004, and each fiscal                 $32,000,000
         quarter ending thereafter

     1.7. Sections 8.29 and 8.30 of the Credit Agreement (Operating Review; Financial Advisor) shall each be amended and restated in their entirety to read as follows:

          Section 8.29. Intentionally deleted.

          Section 8.30. Intentionally deleted.


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SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.1. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment.

     2.2. The Guarantors shall have executed and delivered to the Administrative Agent their consent to this Amendment in the space provided below.

     2.3. The Borrower shall have paid to the Administrative Agent for distribution to each Lender executing and delivering this Amendment on or before July 29, 2003, a fee equal to 0.25% of the outstanding amount of each such Lender's Revolving Credit Commitment and Term Loan.

     2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3. REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments provided for in this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. The Borrower and the Guarantors have heretofore or concurrently herewith executed and delivered to the Lenders the Mortgages, the Security Agreement, the Pledge Agreement, and certain other Collateral Documents. The Borrower and, by signing below, the Guarantors, hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.


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     4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

     4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]


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     This Fifth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.


                           "BORROWER"

                           THE LAMSON & SESSIONS CO.

                           By /s/ James J. Abel
                              -----------------------------------------------
                              Name   James J. Abel
                                     ----------------------------------------
                              Title  Executive VP and Chief Financial Officer
                                     ----------------------------------------


                           "GUARANTORS"

                           CARLON CHIMES CO.

                           By /s/ James J. Abel
                              -----------------------------------------------
                              Name   James J. Abel
                                     ----------------------------------------
                              Title  Vice President, Secretary & Treasurer
                                     ----------------------------------------


                           DIMANGO PRODUCTS CORPORATION

                           By /s/ James J. Abel
                              -----------------------------------------------
                              Name   James J. Abel
                                     ----------------------------------------
                              Title  Secretary
                                     ----------------------------------------


                           PYRAMID INDUSTRIES II, INC.

                           By /s/ James J. Abel
                              -----------------------------------------------
                              Name   James J. Abel
                                     ----------------------------------------
                              Title  Vice President & Treasurer
                                     ----------------------------------------


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                                 "LENDERS"

                                 HARRIS TRUST AND SAVINGS BANK, in its
                                    individual capacity as a Lender and as
                                    Administrative Agent

                                 By /s/ Michael J. Johnson
                                    --------------------------------------------
                                    Name   Michael J. Johnson
                                           -------------------------------------
                                    Title  Managing Director
                                           -------------------------------------


                                 BANK OF AMERICA, N.A.

                                 By /s/ Michael Staunton
                                    --------------------------------------------
                                    Name   Michael Staunton
                                           -------------------------------------
                                    Title  Senior Vice President
                                           -------------------------------------


                                 NATIONAL CITY BANK

                                 By /s/ Judith M. Kuclo
                                    --------------------------------------------
                                    Name   Judith M. Kuclo
                                           -------------------------------------
                                    Title  Senior Vice President
                                           -------------------------------------


                                 WOODSIDE CAPITAL PARTNERS II, LLC

                                 By: Woodside Capital Management, LLC,
                                     its duly authorized manager

                                 By /s/ Daphne J. Firth
                                    --------------------------------------------
                                    Name   Daphne J. Firth
                                           -------------------------------------
                                    Title  EVP
                                           -------------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By /s/ James Desantis
                                    --------------------------------------------
                                    Name   James Desantis
                                           -------------------------------------
                                    Title  Duly Authorized Signatory
                                           -------------------------------------


                                 BANK ONE, N.A.

                                 By /s/ James M. Malz
                                    --------------------------------------------
                                    Name   James M. Malz
                                           -------------------------------------
                                    Title  First Vice President
                                           -------------------------------------


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                                 THE HUNTINGTON NATIONAL BANK

                                 By /s/ Don W. Lambacher
                                    --------------------------------------------
                                    Name   Don W. Lambacher
                                           -------------------------------------
                                    Title  Senior Vice President
                                           -------------------------------------


                                 FIFTH THIRD BANK (NORTHEASTERN OHIO)

                                 By /s/ Roy C. Lanctot
                                    --------------------------------------------
                                    Name   Roy C. Lanctot
                                           -------------------------------------
                                    Title  Vice President
                                           -------------------------------------


                                 KEYBANK NATIONAL ASSOCIATION

                                 By /s/ Nadine M. Eames
                                    --------------------------------------------
                                    Name   Nadine M. Eames
                                           -------------------------------------
                                    Title  Vice President
                                           -------------------------------------


                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By /s/ Robert M. Walker
                                    --------------------------------------------
                                    Name   Robert M. Walker
                                           -------------------------------------
                                    Title  VP
                                           -------------------------------------


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